Exhibit 10.19
FALLBROOK TECHNOLOGIES INC.
INDEMNIFICATION AGREEMENT
     This Indemnification Agreement (the “Agreement”) is effective as of                                         , 20___by and between Fallbrook Technologies Inc., a Delaware corporation (the “Company”), and                      (“Indemnitee”).
     A. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities.
     B. In order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law
     C. The Company’s By-laws and Certificate of Incorporation require indemnification of the Company’s officers and directors to the fullest extent provided by law; however, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company’s directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.
     D. Indemnitee does not regard the protection available under the Company’s Bylaws, Certificate of Incorporation and liability insurance as adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such capacity.
     E. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.
     F. The indemnification provisions in the Company’s By-laws, Certificate of Incorporation, liability insurance and the General Corporation Law of the State of Delaware are not exclusive and therefore in view of the considerations set forth above, the Company desires that in addition thereto (and not in substitution therefore), Indemnitee shall be indemnified and advanced expenses by the Company as set forth in this Agreement.
The parties agree as follows:
     1. Definitions.
          (a) “Change in Control” means, and will be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities (as defined below), (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of

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Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets.
          (b) “Claim” means, with respect to a Covered Event (as defined below), any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.
          (c) References to the “Company” include, in addition to Fallbrook Technologies Inc. any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Fallbrook Technologies Inc. (or any of its wholly owned subsidiaries, if any) is a party, that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee will stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.
          (d) “Covered Event” means any event or occurrence (i) related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company or (ii) related to the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.
          (e) “Expenses” means any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval will not be unreasonably withheld), actually and reasonably incurred, of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.
          (f) “Expense Advance” means a payment to Indemnitee pursuant to Section 3 of Expenses in advance of the settlement of or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation that constitutes a Claim.

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          (g) “Independent Legal Counsel” means an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who will not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).
          (h) References to “other enterprises” include employee benefit plans; references to “fines” include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” include any service as a director, officer, employee, agent or fiduciary of the Company, which role imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee will be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.
          (i) “Reviewing Party” means, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company’s obligations hereunder and under applicable law, which may include (i) the directors who are not parties to the action, suit or proceeding in question (“Disinterested Directors”), even if less than a quorum, (ii) a committee of Disinterested Directors designated by a vote of the majority of the Disinterested Directors, even if less than a quorum, (iii), by Independent Legal Counsel, if there are no such Disinterested Directors, or if such Disinterested Directors so direct or (iv) by the stockholders.
          (j) “Section” refers to a section of this Agreement unless otherwise indicated.
          (k) “Voting Securities” means any securities of the Company that vote generally in the election of directors.
     2. Indemnification.
          (a) Indemnification of Expenses. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the General Corporate Law of the State of Delaware and public policy of the State of Delaware. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.
          (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party will have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid in indemnifying Indemnitee; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law will not be binding and Indemnitee shall not be required to reimburse the Company

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for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee’s obligation to reimburse the Company for any Expenses will be unsecured and no interest will be charged thereon.
          (c) Indemnitee Rights; Binding Effect. In the event that (i) any Reviewing Party determines that Indemnitee is not entitled to be indemnified hereunder in whole or in part under applicable law within the time period set forth in Section 4(c), (ii) Expenses and Expense Advances have not been timely made in accordance with Sections 3 and 4, or (iii) the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party will be conclusive and binding on the Company and Indemnitee
          (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party will be selected by the Board of Directors and approved by the Indemnitee (which approval will not be unreasonably withheld). If the Board chooses to utilize an Independent Legal Counsel as the Reviewing Party, the Independent Legal Counsel will be chosen by the Company and approved by the Indemnitee (which approval will not be unreasonably withheld). If there has been such a Change in Control (other than a Change in Control that has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company’s certificate of incorporation or bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, will be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, will render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the Company otherwise determines or (ii) any Indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Independent Legal Counsel representing other Indemnitees.
          (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection therewith.

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     3. Expense Advances.
          (a) Obligation to Make Expense Advances. The Company will make Expense Advances to Indemnitee in accordance with the timing procedures set forth in Section 4(a) upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it is ultimately determined that the Indemnitee is not entitled to be indemnified therefor by the Company.
          (b) Form of Undertaking. Any written undertaking by the Indemnitee to repay any Expense Advances hereunder will be unsecured, and no interest shall be charged thereon.
     4. Procedures for Indemnification and Expense Advances.
          (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement will be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than 30 days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which will be made no later than 20 days after such written demand by Indemnitee is presented to the Company.
          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified or Indemnitee’s right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company will be directed to the President or Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee will give the Company such information and cooperation as it may reasonably require, which is not privileged or otherwise protected from disclosure, and as shall be within Indemnitee’s reasonable power. The failure by Indemnitee to timely notify the Company of any Claim will not relieve the Company from any liability hereunder unless, and only to the extent that such failure results in forfeiture by the Company of substantial defenses, rights, or insurance coverage.
          (c) Timing of Indemnification Determination. The Company will use its reasonable best efforts to cause any determination by a Reviewing Party to be made as promptly as practicable. If the Reviewing Party shall not have made a determination within 60 days after the later of (A) receipt by the Company of written notice from Indemnitee advising the Company of the final disposition of the applicable Covered Event and (B) the selection of an Independent Counsel, if such determination is to be made by Independent Counsel, then Indemnitee shall be deemed to have satisfied the applicable standard of conduct absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed (1) an additional 30 days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto or (2) an additional 75 days, if the Reviewing Party will be the stockholders of the Company.
          (d) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, will not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition,

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neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof will be on the Company to establish that Indemnitee is not so entitled by clear and convincing evidence.
          (e) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section (b) hereof, the Company has liability insurance in effect that may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies; provided, however, that nothing in this subsection (e) shall relieve the Company of its obligations hereunder (or allow the Company to delay in its performance of its obligations hereunder) to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, between the time that it so notifies its insurers and the time that its insurers actually pay any such amounts payable as a result of any such Claim to the Company.
          (f) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company’s election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently employed by or on behalf of Indemnitee with respect to the same Claim; provided, however, that (i) Indemnitee shall have the right to employ Indemnitee’s separate counsel in any such Claim at Indemnitee’s expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee’s separate counsel will be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending Claim effected without the Company’s prior written consent. The Company shall not, without the prior written consent of the Indemnitee, effect any settlement of any threatened or pending Claim which the Indemnitee is or could have been a party unless such settlement solely involves the payment of money and includes a complete and unconditional release of the Indemnitee from all liability on any claims that are the subject matter of such Claim. Neither the Company nor Indemnitee shall unreasonably withhold its consent to any proposed settlement; provided that Indemnitee may withhold consent to any settlement that does not provide a complete and unconditional release of Indemnitee.
     5. Additional Indemnification Rights; Nonexclusivity.
          (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the

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other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, will have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 10(a) hereof.
          (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement will be in addition to any rights to which Indemnitee may be entitled under the Company’s certificate of incorporation, its bylaws, any other agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement will continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.
     6. No Duplication of Payments. The Company will not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company’s certificate of incorporation, bylaws or otherwise) of the amounts otherwise payable under this Agreement.
     7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company will indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.
     8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.
     9. Liability Insurance. In good faith, the Company will make commercially reasonable efforts to obtain and maintain liability insurance applicable to directors, officers or fiduciaries in an amount determined by the Company’s board of directors; provided, however, that nothing in this Section 9 shall relieve the Company of its obligations hereunder (or allow the Company to delay in its performance of its obligations hereunder) to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim. To the extent the Company maintains liability insurance applicable to directors, officers or fiduciaries of the Company or any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company , Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits to the maximum amount as are provided to the most favorably insured under the aforementioned policies. The Company shall promptly notify Indemnitee of any expiration, lapse, non-renewal or denial of coverage under any such policy.

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     10. Exceptions.
          (a) Excluded Action or Omissions. The Company will not indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law; provided, however, that notwithstanding any limitation set forth in this subsection (a) regarding the Company’s obligation to provide indemnification, Indemnitee will be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim will have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.
          (b) Claims Initiated by Indemnitee. The Company will not indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or cross claim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s certificate of incorporation or bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law (relating to indemnification of officers, directors, employees and agents; and insurance), regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.
          (c) Lack of Good Faith. The Company will not indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action in which the Indemnitee acted in bad faith or in a manner opposed to the best interests of the Company. Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is reasonably based on the records or books of the Company or other enterprises, including financial statements, or on information supplied to Indemnitee by the officers of the Company or other enterprises in the course of their duties, or on the advice of legal counsel for the Company or other enterprises or on information or records given or reports made to the Company or other enterprises by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or an other enterprise. In addition, the knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company or other enterprises shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Notwithstanding any provision of this Agreement to the contrary, whether or not the foregoing provisions of this paragraph 10(c) are satisfied, it shall be presumed that Indemnitee has at all times acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.(d) Claims Under Section 16(b). The Company will not indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this subsection (d) regarding the Company’s obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim will have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.
     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be an original, but all of which together will constitute one instrument.

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     12. Binding Effect; Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement will continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company’s request.
     13. Expenses Incurred in Action Relating to Enforcement or Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys’ fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.
     14. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.
     15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement will be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which will be the exclusive and only proper forum for adjudicating such a claim.
     16. Choice of Law. This Agreement will be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents

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entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, will be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of the Chancery Court of the State of Delaware.
     17. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
     19. Amendment and Waiver. No amendment, modification, termination or cancellation of this Agreement will be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a waiver of any other provisions hereof (whether or not similar), nor will such waiver constitute a continuing waiver.
     20. Integration; Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements between the parties relating to the subject matter contained in this Agreement.
     21. Headings. The section and subsection headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
     22. No Construction as Employment Agreement. Nothing contained in this Agreement will be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.
[signatures on following page]

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     The parties have executed this Indemnification Agreement as of the date first above written.

FALLBROOK TECHNOLOGIES INC.
By:
William G. Klehm, III
CEO, President

Agreed to and accepted by: Indemnitee:

Signature of Indemnitee
[NAME] [Address] [Address]

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